Exhibit 99.1

Hycroft Reports Q3 2026 Results and Maintains Strong Balance Sheet

October 27, 2026 – Winnemucca, NV – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”), a U.S.-based silver and gold development company that owns the Hycroft Mine, announces its third quarter results and the filing of its Quarterly Report on Form 10-Q.

Q3 Highlights

●	Maintained safety record with more than 1.5 million work hours without a lost-time incident and a 0.86 total recordable injury frequency rate (“TRIFR”)
●	Maintained strong balance sheet with $211 million in unrestricted cash and no debt, placing the Company in a strong financial position to support ongoing exploration, technical studies, and project advancement activities
●	Continued the 2025-2026 Exploration Drill Program with approximately 18,700 meters drilled since the program began, with results continuing to demonstrate high-grade growth at Brimstone and Vortex
●	Michael Deal Appointed Chief Operating Officer, bringing extensive mining, operational, and technical experience as the Company advances exploration, technical studies, and development planning
●	Appointed four new independent directors, adding experience in mining operations, technical services, finance, and corporate governance to the Board of Directors

Current and Future Work

●	The Company, in collaboration with RESPEC Company LLC and Hatch Ltd., has been focused on the conceptual design of a high-grade underground mine and processing facility. This work is substantially complete and will be incorporated in the project optimization work planned for 2027
●	The current trade-off study between roasting and pressure oxidation (“POX”) processing methods is also being finalized in the fourth quarter with the results expected to be released in the first quarter of 2027
●	Drilling at Brimstone and Vortex will continue as we grow and further define the full potential of the high-grade systems
●	Heap leach metallurgical test work is underway and is expected to be completed in the first half of 2027

Diane Garrett, Executive Chairman and CEO, commented: “The third quarter marked meaningful progress for Hycroft, as we strengthened the organization and continued to expand the high-grade silver systems at Brimstone and Vortex. Both systems continue to grow and remain open in all directions and at depth. At the same time, we are optimizing development plans to unlock the highest value of this world-class resource for the benefit of shareholders and other stakeholders. Our expanded leadership team and four new independent directors bring the mining, technical, financial, and governance expertise needed to advance the project to production. With $211 million in cash and no debt, we are well funded to execute our plan.”

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Organizational Update

Effective March 16, 2027, Stan Rideout, Chief Financial Officer, will transition to the newly created position of Executive Vice President, Strategic Advisor. Dr. Garrett commented, “Stan has been a valued partner whose financial leadership and strategic insight have been instrumental in strengthening Hycroft’s foundation and advancing our long-term objectives. I look forward to continuing to work with Stan.” The Company has commenced a search for a CFO.

Effective April 30, 2027, David Thomas, who previously served as Senior Vice President, General Manager and most recently, Senior Vice President, Corporate Affairs & Sustainability, will retire. To ensure a smooth transition, David will remain a consultant to the Company. Dr. Garrett commented, “Throughout his tenure, David has been a respected leader both within our organization and across the community where we operate. He played a pivotal role in strengthening our safety-first culture, reinforcing our commitment to ensuring every employee returns home safely each day. His leadership also helped foster a collaborative, values-driven corporate culture that has contributed significantly to our success. Beyond the Company, he built strong and lasting relationships with community leaders and stakeholders, establishing trust and support for our operations. I look forward to his continuing support as we advance the project.”

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in Nevada, a Tier-1 mining jurisdiction. With a history of heap leach operations, Hycroft is advancing to the next phase of operations for processing sulfide mineralization. In addition, Hycroft is engaged in a robust exploration drill program (2025-2026 Exploration Drill Program) to expand and advance the two new high-grade silver systems, Brimstone and Vortex. These discoveries represent a significant value driver for the Hycroft Mine.

For Further Information

Investor Relations:

E: info@hycroftmining.com

P: 775-245-0564

Media:

Jos Simson / Emily Moss

E: hycroft@tavistock.co.uk

P: +44 207 920 3150

www.hycroftmining.com

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Cautionary Note Regarding Forward-Looking Statements

Certain information set forth in this news release contains “forward-looking statements” and “forward-looking information” within the meaning of applicable United States securities law (referred to herein as forward-looking statements). Forward-looking statements are often identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, “believe”, “expect”, “intend”, “potential”, “estimate”, “budget”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which includes, but is not limited to, statements with respect to: the future financial or operating performance of the Company, the Hycroft Mine and its mineral properties; results from work performed to date; the estimation of mineral resources and reserves; the realization of mineral resource and reserve estimates; the development, operational and economic results of the PEA for the Hycroft Mine, including cash flows, revenue potential, development, expenditures, and timing thereof, extraction rates, LOM projections and cost estimates; timing of completion of a technical report summarizing the results of the PEA; magnitude or quality of mineral deposits; anticipated advancement of the Project mine plan; exploration expenditures, costs and timing of the development of new deposits; costs and timing of future exploration; permitting; construction and optimization planning; estimates of metallurgical recovery rates; anticipated advancement of the Hycroft Mine, future prospects and prospective inclusion of mineral resources in future mining activities; requirements for additional capital; the future price of metals; government regulation of mining operations; environmental risks; the timing and possible outcome of pending regulatory matters; the realization of the expected economics of the Project; future growth potential of the Project; and future development plans.

Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such statement was made. Assumptions and factors include: the Company’s ability to complete its planned exploration and development programs; the absence of adverse conditions at the Hycroft Mine; no unforeseen operational delays; no material delays in obtaining necessary permits; results of independent engineer technical reviews; the possibility of cost overruns and unanticipated costs and expenses; the price of gold remaining at levels that continue to render the Hycroft Mine and the Company’s mineral properties economic; the Company’s ability to continue raising necessary capital to finance operations; and the ability to realize on the mineral resource. Forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: general business, economic and competitive uncertainties; the actual results of current and future exploration activities; conclusions of economic evaluations; meeting various expected cost estimates; benefits of certain technology usage; changes in the Hycroft Mine parameters and/or economic assessments as plans continue to be refined; future prices of metals; possible variations of mineral grade or recovery rates; the risk that actual costs may exceed estimated costs; geological, mining and exploration technical problems; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes and other risks of the mining industry; delays in obtaining governmental approvals or financing; risks related to local communities; the speculative nature of mineral exploration and development (including the risks of obtaining necessary licenses, permits and approvals from government authorities); title to properties; and other factors beyond the Company’s control and as well as those factors included herein and elsewhere in the Company’s public disclosure. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in the forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Readers are advised to study and consider risk factors disclosed in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2025, and all other quarterly filings, available on the EDGAR profile for the Company at www.sec.gov.

Investors are cautioned not to put undue reliance on forward-looking statements. The forward-looking statements contained herein are made as of the date of this news release and, accordingly, are subject to change after such date. The Company disclaims any intent or obligation to update publicly or otherwise revise any forward-looking statements or the foregoing list of assumptions or factors, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws. Investors are urged to read the Company’s filings with U.S. Securities and Exchange Commission which can be viewed online under the Company’s profile on EDGAR at www.sec.gov.

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